Summary Prospectus
February 28, 2019
Madison Corporate Bond Fund
Share Class/Ticker: Class Y - COINX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling (800) 877-6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 28, 2019, are incorporated by reference into this Summary Prospectus.

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the funds' shareholder reports, unless you specifically request paper copies from Madison Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Madison Funds website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you can update your mailing preferences with your financial intermediary, or enroll in e-delivery at madisonfunds.com (for accounts held directly with the funds).
You may elect to receive all future reports in paper free of charge by calling Madison Funds at (800) 877-6089 if you hold shares directly with the funds. Your election to receive reports in paper will apply to all funds held with Madison Funds. If your fund shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Investment Objective
The Madison Corporate Bond Fund seeks to obtain high total investment returns in the form of income and share price appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The table and example below do not reflect any transaction fees or commissions that may be charged directly by financial intermediaries when buying or selling shares.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management Fees	0.40%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.65%
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$66	$208	$362	$810
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. In seeking to achieve the fund’s goal, the fund’s investment adviser will: (1) monitor the yields of the various bonds that satisfy the fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the fund; (2) shorten or lengthen the fund’s weighted average life and dollar weighted average duration based on the adviser’s anticipation of the movement of interest rates; (3) select individual securities based on a thorough evaluation of fundamental credit risk; and (4) actively rotate among sectors and quality ratings in search of value and to manage risk. Duration is an approximation of the expected change in a debt security’s price given a 1% move in interest rates, using the following formula: [change in debt security value = (change in interest rates) x (duration) x (-1)]. By way of example, assume XYZ company issues a five year bond which has a duration of 4.5 years. If interest rates were to instantly increase by 1%, the bond would be expected to decrease in value by approximately 4.5%.

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Under normal market conditions, the fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds. The securities will primarily be issued by domestic corporations, but could include foreign (including emerging market) corporations. The fund expects to maintain an average overall portfolio quality of BBB or better, an overall portfolio weighted average life of 15 years or less, and an overall portfolio duration within 25% of the Bloomberg Barclays U.S. Corporate Bond Index benchmark (the “Bloomberg Barclays Index”) (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change). As of December 31, 2018, the weighted average life of the fund was 8.85 years and 10.71 years for the Bloomberg Barclays Index. As of that same date, the duration of the fund was 6.24 years and the duration of the Bloomberg Barclays Index was 7.10 years. The fund generally holds 100-150 individual securities in its portfolio at any given time.
The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), may alter the composition of the fund with regard to quality and maturity and may sell securities prior to maturity. Under normal circumstances, however, turnover for the fund is generally not expected to exceed 100%. Sales of fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the purchase price, even if Madison does not engage in active or frequent trading. Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond. Turnover may also occur when Madison finds an investment that could generate a higher return than the investment currently held. However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance. The fund pays implied brokerage commissions when it purchases or sells bonds, which is the difference between the bid and ask price. As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance. Under normal circumstances, the fund will not engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of the fund’s portfolio. For example, if interest rates begin to rise, Madison may attempt to sell bonds in anticipation of further rate increases before they lose more value. Also, if the fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund could make a taxable capital gain distribution.
Madison reserves the right to invest a portion of the fund’s assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, Madison does not intend to hold more than 20% of the fund’s assets in such investments, unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of the fund may be so invested. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce the fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Interest Rate Risk. As with most income funds, the fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. When interest rates rise, bond prices fall; generally, the longer the bond’s maturity, the more sensitive it is to this risk.
Call Risk. If a bond issuer “calls” a bond held by the fund (i.e., pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the fund paid for the bond.
Risk of Default. Although the fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the fund would have to look to the agency issuing the bond for ultimate repayment.
Non-Investment Grade Security Risk. To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weaker financial health and their ability to pay interest and principal is more uncertain than investment grade bonds. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Liquidity Risk. The fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the fund invests, and that may make it difficult for the fund to value accurately and/or sell those securities. In addition, liquid debt securities in which the fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions. If the fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the fund may be forced to sell those securities at a discount, which could result in significant fund and shareholder losses. Liquidity risk may be higher for this fund than those of income funds that hold U.S. government securities as part of their portfolios because the liquidity of U.S. government securities has historically continued in times of recent market stress.  This fund normally holds few or no U.S. government securities.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

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Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
For the period July 1, 2007 through November 29, 2010, the fund was known as the Madison Mosaic Corporate Income Shares Fund and paid no management fees or other expenses under its services agreement with the investment adviser. Had these fees been paid by the fund, returns would have been lower.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	5.48%
Lowest:	2Q 2013	-2.95%

Average Annual Total Returns
For Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Class Y Shares – Return Before Taxes	-2.67%	2.65%	4.06%
Return After Taxes on Distributions	-3.69%	1.35%	2.77%
Return After Taxes on Distributions and Sale of Fund Shares	-1.46%	1.47%	2.64%
Bloomberg Barclays U.S. Corporate Bond Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-2.51%	3.28%	5.92%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Paul Lefurgey, CFA (Chief Executive Officer and Director of Fixed Income Investments) and Allen Olson, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Lefurgey has served in this capacity since inception of the fund in July 2007 and Mr. Olson has served in this capacity since November 2010.
Purchase and Sale of Fund Shares
The minimum initial investment amount for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations. The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts, and for clients of financial intermediaries who have entered into an agreement with the funds' distributor or investment adviser to offer fund shares in a brokerage account through a network or platform or to self-directed accounts.

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You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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